UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

               Pursuant to Section 13 or 15 (d) of The Securities
                              Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 31, 1995


                                 CANDIE'S, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      0-10593                  11-2481903
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


                2975 Westchester Avenue, Purchase, New York 10577
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (914) 694-8600



          (Former name or former address, if changed since last report)







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Item 5.  Other Events

     The unaudited condensed consolidated balance sheets of the Registrant as of July 31, 1995, presented below in this Item 5 is being filed by the Registrant to demonstrate to The Nasdaq Stock Market, Inc. its continued compliance with the quantitative maintenance criteria for the inclusion of its common stock on the Nasdaq National Market as set forth in Section 5(a)3 of Part III of Schedule
D of the By-Laws of the National Association of Securities Dealers, Inc.




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


                                                   CANDIE'S, INC. AND SUBSIDIARIES
                                                CONDENSED CONSOLIDATED BALANCE SHEETS
                                                             (Unaudited)

                                                                                 JULY 31,                  JANUARY 31,
                                                                                   1995                      1995
                                                                                -----------               -----------

ASSETS

CURRENT ASSETS
  CASH AND CASH EQUIVALENTS                                                     $   397,686                $     --
  RESTRICTED CASH                                                                   100,000                    100,000
  ACCOUNTS RECEIVABLE
   net allowances of $200,092 and $45,000
   at July 31, 1995 and January 31, 1995                                          3,724,206                    583,911
  INVENTORIES                                                                     3,541,893                  3,269,158
  PREPAID EXPENSES                                                                  930,866                    151,195
  OTHER CURRENT ASSETS                                                              146,910                       --
                                                                                -----------                 -----------

TOTAL CURRENT ASSETS                                                              8,841,561                  4,104,264

PROPERTY AND EQUIPMENT
   LESS ACCUMULATED DEPRECIATION
   AND AMORTIZATION                                                                 115,954                    142,960

OTHER ASSETS:
  NON-COMPETITION AGREEMENTS                                                        394,350                    414,234
  TRADEMARK                                                                       4,972,874                  5,114,282
  OTHER                                                                             468,963                    514,274
                                                                                -----------                -----------

  TOTAL OTHER ASSETS                                                              5,836,187                  6,042,790
                                                                                -----------                -----------

TOTAL ASSETS                                                                    $14,793,702                $10,290,014
                                                                                ===========                ===========






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


                                                      CANDIE'S, INC. AND SUBSIDIARIES
                                                   CONDENSED CONSOLIDATED BALANCE SHEETS
                                                                (Unaudited)

                                                                                  JULY 31,                 JANUARY 31,
                                                                                    1995                      1995
                                                                                 -----------               -----------

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  ACCOUNTS PAYABLE                                                               $ 5,846,247               $ 1,820,598
  PAYABLE FOR INVENTORY IN
   TRANSIT                                                                           864,017                 1,105,845
  NOTES PAYABLE - NEW RETAIL CONCEPTS,INC.                                           608,803                     --
  DUE TO FACTOR                                                                      903,571                 1,162,035
  ACCRUED LITIGATION EXPENSE                                                         100,000                   100,000
  ACCRUED EXPENSES AND TAXES                                                       1,322,210                 1,394,253
  ACCRUED U.S. CUSTOMS DUTIES                                                         70,000                    63,427
                                                                                 -----------               -----------

  TOTAL CURRENT LIABILITIES                                                        9,714,848                 5,646,158

OTHER NONCURRENT LIABILITIES                                                         152,172                   206,213
ACCRUED U.S. CUSTOMS DUTIES                                                           16,926                    45,746
                                                                                 -----------               -----------

  TOTAL LIABILITIES                                                                9,883,946                 5,898,117
                                                                                 -----------               -----------

STOCKHOLDERS' EQUITY:
  PREFERRED STOCK, $.01 PAR VALUE - SHARES
   AUTHORIZED 5,000,000; NONE ISSUED OR
   OUTSTANDING
  COMMON STOCK, $.001 PAR VALUE - SHARES
   AUTHORIZED: 30,000,000 and 10,000,000;
   ISSUED 8,742,465 AT JULY 31, 1995
   AND JANUARY 31, 1995                                                                8,742                     8,709
 ADDITIONAL PAID-IN CAPITAL                                                        9,200,305                 9,162,837
  DEFICIT, since February 28, 1993,
(deficit eliminated $27,696,007)                                                  (4,299,291)               (4,779,649)
                                                                                 -----------               -----------

  TOTAL STOCKHOLDERS' EQUITY                                                       4,909,756                 4,391,897
                                                                                 -----------               -----------

TOTAL LIABILITIES AND STOCK-
 HOLDERS' EQUITY                                                                 $14,793,702               $10,290,014
                                                                                 ===========               ===========


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CANDIE'S, INC.



                                         By:  /s/ Gary Klein
                                              ---------------------------
                                              Gary Klein, Vice President-
                                              Finance

August 11, 1995







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